Exhibit 10.1
EXECUTION COPY
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (“Agreement”) is made as of July 2, 2009 (the “Effective Date”), by and among Somaxon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”.
AGREEMENT
     In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:
SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.
     The Company has authorized the sale and issuance of 5,106,375 shares of its Common Stock, par value $0.0001 per share (the “Common Stock”), and warrants in the form of Exhibit B hereto to purchase an aggregate of 5,106,375 shares of Common Stock (each a “Warrant,” and collectively, the “Warrants”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.” The Shares and the Warrants shall be referred to collectively as the “Securities.”
SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.
     2.1 Sale of Securities. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, (a) the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $1.05 per Share and (b) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on the Schedule of Purchasers (such shares of Common Stock, the “Warrant Shares”), which Warrant shall have an exercise price equal to $1.155 per Warrant Share, and which Warrant shall have a purchase price equal to $0.125 per Warrant Share.
     2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Securities that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Securities to each of the Purchasers is a separate sale. Subject to the satisfaction of the closing condition set forth in Section 7.6, the obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Securities such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.
     3.1 Closing. The closing of the purchase and sale of the Securities (which Securities are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”) shall be held on July 8, 2009 at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 400, San Diego, California 92130, or on such other date and place as may be agreed to by the Company and the Purchasers. At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).
     3.2 Issuance of the Securities. The Company shall issue to each Purchaser (a) promptly following the Closing Date, stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers, against payment of the purchase price for such Shares and (b) at the Closing, a Warrant registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Warrant Shares as set forth in the Schedule of Purchasers. The name(s) in which the stock certificates and Warrant are to be issued to each Purchaser are set forth in the Stock Certificate Questionnaire and the Registration Statement Questionnaire in the form attached hereto as Exhibits C and D, respectively (the “Stock Certificate Questionnaire” and the “Registration Statement Questionnaire,” respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Closing Date. The physical delivery of the stock certificates and Warrants to each Purchaser shall be made promptly following the Closing Date.
SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     Except as otherwise expressly described in the Company’s filings on EDGAR with the Securities and Exchange Commission (the “Commission”) since December 31, 2008 (the “Commission Documents”), or in the Company’s press releases as posted on the website of the Company in the News Section since December 31, 2008 (the “Press Releases,” and together with the Commission Documents, the “Company Information”), which qualify the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, each Purchaser, as follows:
     4.1 Organization and Standing. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full corporate power and authority to own or use its properties and assets and to conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not be reasonably expected to have a material adverse effect on the business, prospects, properties, condition, financial or otherwise, or results of operations of the Company or materially impairs the Company’s ability to complete its obligations pursuant to this Agreement or the Warrants (a “Company Material Adverse Effect”).

     4.2 Corporate Power; Authorization. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Warrants and the other documents required to be delivered pursuant hereto or thereto (the “Transaction Documents”) by the Company and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party have been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally; and (ii) as limited by equitable principles generally, including any specific performance.
     4.3 No Conflicts or Violations. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or Amended and Restated Bylaws (the “Bylaws”); (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect.
     4.4 Governmental Consents. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Securities by the Company in the manner contemplated herein or the issuance of the Warrant Shares in the manner contemplated in the Warrants.
     4.5 Issuance and Delivery of the Securities. The Securities have been duly authorized and, when issued and paid for in compliance with the provisions of the Transaction Documents to which it is a party, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefore, will be validly issued, fully paid and nonassessable. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon the exercise of the Warrants. The Company shall maintain a reserve from its duly authorized shares of Common Stock in such amount as may be required to fulfill its obligations to issue the Warrant Shares under the Warrants. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue the Warrant Shares, the Company shall promptly take such actions as may be required to increase the number of authorized shares. The issuance and delivery of neither the Securities nor the Warrant Shares is subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any liens or encumbrances. Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Securities pursuant to this Agreement and, in the case of the Warrant Shares, pursuant to the Warrants, is exempt from registration under the Securities Act.
     4.6 Capitalization. All of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right, co-sale right or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of undesignated Preferred Stock. As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 18,460,975 shares of Common Stock issued, consisting of 18,415,247 shares of Common Stock outstanding and 45,728 shares of Common Stock held in treasury. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date: (i) 604,452 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants; (ii) 584,045 shares of Common Stock are subject to currently outstanding stock options issued under the Company’s 2004 Equity Incentive Award Plan (the “2004 Plan”), and no shares of Common Stock remain available for future issuance under the 2004 Plan; (iii) 3,164,560 shares of Common Stock are subject to currently outstanding stock options issued under the Company’s 2005 Equity Incentive Award Plan (the “2005 Plan”), 120,000 shares of Common Stock are outstanding as unvested restricted stock under the 2005 Plan, 1,372,916 shares of Common Stock are subject to currently outstanding restricted stock units under the 2005 Plan, and 1,869,272 shares of Common Stock remain available for future issuance under the 2005 Plan; and (iv) 849,454 shares of Common Stock remain available for future issuance under the Company’s 2005 Employee Stock Purchase Plan. Except as stated above, there are no outstanding options, warrants, or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company that have been granted by the Company. As of the date hereof, except as set forth above or as otherwise provided herein, the Company has not entered into any agreement giving any Person the right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into Shares of Common Stock, other than agreements that have expired or terminated. The issuance of Common Stock or other securities pursuant to any provision of this Agreement or the Warrants will not give rise to any preemptive rights, rights of first refusal or any other similar rights on behalf of any person or result in the triggering of any anti-dilution, the right of any holder of securities to adjust the exercise, conversion exchange or reset price under any such securities or other similar rights. There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale or resale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Securities or the Warrant Shares.
     4.7 Commission Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis. Each such documents and any document incorporated into any Registration Statement (as defined below) complies or will comply in all material respects with the Exchange Act, and none of such documents, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as otherwise disclosed in the Commission Documents, (i) since December 31, 2008,the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (C) liabilities incurred in connection with events disclosed in the Company Information, and (D) other liabilities that would not, individually or in the aggregate, result in a Company Material Adverse Effect; (ii) the Company has not altered its critical accounting policies from those disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 10-K”); (iii) since December 31, 2008, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except with respect to the one-time option exchange offer completed by the Company on June 9, 2009; and (iv) since December 31, 2008, the Company has not issued any equity securities to any officer, director or affiliate of the Company, except pursuant to existing Company stock incentive or purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information or documents. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company believe that its creditors intend to initiate involuntary bankruptcy proceedings. The Company, after giving effect to the transactions contemplated hereby, will not be Insolvent (as defined below). For purposes of this Section 4.7, “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined in Section 4.8), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature.
     4.8 Indebtedness. The Company has no outstanding Indebtedness (as defined below) which is expected to have a Company Material Adverse Effect, and is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, has or is expected to have a Company Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any person, any direct or indirect liability, contingent or otherwise, of that person with respect to any indebtedness, lease, dividend or other obligation of another person if the primary purpose or intent of the person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
     4.9 No Proceedings or Investigations. There is no proceeding, or, to the knowledge of the executive officers of the Company, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of the Company, threatened against or affecting the Company (other than any proceeding, inquiry or investigation existing as of the date hereof relating to the Company’s resubmission of its New Drug Application for Silenor to the U.S. Food and Drug Administration (“FDA”)) that (i) could result in a Company Material Adverse Effect or (ii) could impair the ability of the Company to perform in any material respect its obligations under this Agreement. Neither the Company nor any director or officer is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.
     4.10 NASDAQ Compliance. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the Financial Industry Regulatory Authority or NASDAQ to the effect that the Company is not in compliance with the listing or maintenance requirements of the NASDAQ Capital Market. Other than the failure to meet the stockholders’ equity requirement in accordance with NASDAQ Listing Rule 5550(b)(1) for the quarter ending June 30, 2009, the Company is in compliance with all such listing and maintenance requirements that have not been suspended by the NASDAQ Capital Market. The issuance and sale of the Securities under this Agreement does not, and the issuance of the Warrant Shares pursuant to the Warrant will not, contravene the rules and regulations of the NASDAQ Capital Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver the Securities or, if applicable, the Warrant Shares to the Purchasers.
     4.11 Sarbanes-Oxley Act. The Company is in compliance in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and the rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Company as of the date hereof.
     4.12 Disclosure Controls and Procedures; Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that comply in all material respects with the Exchange Act and are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its principal executive officer and principal financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of December 31, 2008. The Company presented in the 2008 10-K the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of December 31, 2008. Since December 31, 2008, there have been no significant changes in the Company’s internal controls over financial reporting (as would be required to be disclosed pursuant to Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors, that could adversely and significantly affect the Company’s internal control over financial reporting.
     4.13 No Integrated Offering. Neither the Company, nor any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of Shares contemplated by this Agreement to be integrated or aggregated with prior offerings by the Company for purposes of the Securities Act or the rules and regulations of the Nasdaq Capital Market. Additionally, the Company hereby covenants that it shall not, and shall ensure that no affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require stockholder consent to be obtained in connection with the issuance of the Securities pursuant to this Agreement.
     4.14 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the Warrant Shares.
     4.15 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

     4.16 No Registration Rights. No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statements (as such term is defined in Section 8.1(a)(i)).
     4.17 Publicity. Except as required by law or as otherwise provided in this Section 4.17, the Company shall not issue any press release or make any public statement (excluding information contained in the Registration Statements (as defined below)) listing any Purchaser as a purchaser of the Shares without the prior approval of such Purchaser. The Company shall, on or before 8:30 a.m., Eastern time, on the second Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby. The Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Warrant (including the schedules and the names, and addresses of the Investors and the amount(s) of Securities respectively purchased), in the form, and within the timeframe, required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby. Except as herein provided, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor, unless otherwise required by law.
     4.18 Disclosure. Except for any information provided to a Purchaser pursuant to a specific due diligence request by such Purchaser to receive material nonpublic information or pursuant to a binding non-disclosure agreement, the Company confirms that neither it nor any officers, directors or affiliates, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. To the Company’s knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company prior to the date hereof but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties to the Company with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.
     4.19 Title to Assets. The Company has good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except as described in the Commission Documents or as do not individually or in the aggregate have or result in a Company Material Adverse Effect. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which the Company is in material compliance. The Company does not own any real property.

     4.20 Intellectual Property.
          (a) The Company owns or possesses valid and enforceable rights to use, or can acquire on reasonable terms such ownership of or rights to use, all patents, patent applications, patent rights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, data, systems or procedures), copyrights, trademarks, service marks, service names, trade names and other intellectual property necessary for the conduct of the Company’s business as now conducted or as currently proposed to be conducted, and all other rights reasonably necessary for the development, manufacture, use or sale of its current products and currently proposed products, as described in the Commission Documents (collectively, “Intellectual Property”), except in each case where the failure to so own or possess such rights would not reasonably be expected to have a Company Material Adverse Effect.
          (b) In connection with Intellectual Property owned by or licensed to the Company, and to the Company’s knowledge:
          (i) except as would not reasonably be expected to have a Company Material Adverse Effect, there are no valid and enforceable rights of third parties to such Intellectual Property that are or would be infringed by the business currently conducted by the Company or in the manufacture, use, sale, offer for sale or import of its presently proposed products, as described in the Commission Documents;
          (ii) there is no pending or threatened action, suit, proceeding or claim by third parties challenging the Company’s rights in or to any Intellectual Property, which if adversely determined would reasonably be expected to have a Company Material Adverse Effect, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim;
          (iii) except as would not be reasonably expected to have a Company Material Adverse Effect, there is no patent or published patent application which contains claims that dominate or would dominate any patent of the Intellectual Property, that would interfere with the issued or pending claims of any patent of the Intellectual Property or that the Company expects would result in the invalidity or unenforceability of any of the Intellectual Property;
          (iv) there is no infringement by third parties of any Intellectual Property; and
          (v) there is no pending or threatened action, suit, proceeding or claim by third parties that the Company infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Commission Documents, if any, as under development, infringe or violate, any patent, trademark, tradenames, service name, copyright, trade secret or other proprietary rights of others, which if adversely determined would reasonably be expected to have a Company Material

Adverse Effect, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim.
          (c) To the Company’s knowledge and except as would not be reasonably expected to have a Company Material Adverse Effect:
          (i) all patents and patent applications filed by or on behalf of the Company are owned, or co-owned by the Company free and clear of all liens, encumbrances, defects or other restrictions, except with respect to licenses granted in the ordinary course of business as described in the Commission Documents;
          (ii) except with respect to actions taken by the USPTO or other applicable governmental departments in the course of the prosecution of patent and trademark applications or as disclosed in the Commission Documents, the Intellectual Property owned by or exclusively licensed to the Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator; and
          (iii) all prior art references known to the Company that could reasonably be considered relevant to the patentability of any claim in any patent application or patent within the Intellectual Property have been or will be disclosed to the U.S. Patent and Trademark Office to the extent required by and in accordance with 37 C.F.R. Section 1.56; and neither the Company nor to the Company’s knowledge any other person has made any material misrepresentations or concealed any material information from the USPTO in such applications, or in connection with the prosecution of such applications, in violation of 37 C.F.R. Section 1.56.
          (d) In connection with Intellectual Property licensed to the Company, the Company has complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect.
     4.21 Regulatory Compliance.
          (a) The Company is not in violation of the Federal Food, Drug, and Cosmetic Act, 42 U.S.C. Sec. 1320a-7b (the United States anti-kickback statute), or the regulations and regulatory guidance promulgated thereunder or similar legal requirements of any foreign jurisdiction (collectively, “Drug Laws”), including but not limited to those relating to good laboratory practices, good clinical practices, adverse event reporting, good manufacturing practices, advertising and promotion, recordkeeping, and filing of reports.
          (b) All drug products being manufactured or developed by or on behalf of the Company are being manufactured, labeled, stored, tested, and developed in compliance with applicable Drug Laws.

          (c) The Company has not received written notice or other communication, whether written or non-written, from the FDA or any other similar foreign governmental regulatory authority (i) alleging or asserting noncompliance with any Drug Laws or any licenses, certificates, approvals, clearances, authorizations, or permits required by any such Drug Laws necessary for the conduct of the Company’s business; (ii) indicating an intention to conduct an investigation, audit, or review; or (iii) notifying the Company of any inspectional observation (including those recorded on form FDA-483), establishment inspection report, warning letter, untitled letter, penalty, fine, sanction, request for recall or other remedial action. There are no lawsuits, actions, arbitrations, proceedings, or charges pending or, to the Company’s knowledge, threatened against the Company with respect to a violation by the Company of any Drug Law.
          (d) The Company has delivered or made available to the Purchasers all material correspondence and material meeting minutes received from or sent to FDA or any other similar foreign governmental authority, and all written reports of telephone conversations, visits or other contact with FDA and any other similar foreign governmental authority, relating to the Company’s development of Silenor (doxepin HCl) for commercial marketing, in each case other than any raw data delivered or made available to the FDA in connection therewith.
          (e) Neither the Company nor any director, officer, employee, or, to the Company’s knowledge, any agent of the Company has made an untrue statement of a material fact or fraudulent statement to FDA or any other similar foreign governmental authority, failed to disclose a material fact required to be disclosed to FDA or any other similar governmental authority, or committed any act, made any statement, or failed to make any statement, that would reasonably be expected to provide a basis for FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Fact, Bribery, and Illegal Gratuities,” set forth in FDA’s Compliance Policy Guide Sec. 120.100 (CPG 7150.09).
          (f) Neither the Company nor, to the knowledge of the Company, any director, officer, employee, or agent of the Company has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in or that has resulted in (i) permanent debarment under 21 U.S.C. Sec. 335a or any similar state or federal law or (ii) exclusion from participation in federal health care programs under 42 U.S.C. Sec. 1320a-7 or any similar state or federal law.
     4.22 Investment Company Act. The Company is not required to be registered as, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     4.23 Form S-3 Eligibility. Except as may be limited by written guidance, rules of general applicability of the Commission staff, or comments, requirements or requests of the Commission, the Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares and the Warrant Shares for resale by the Purchasers under the Securities Act.
     4.24 Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Commission Documents or described in this Agreement, none of the officers, directors or employees of the Company is presently a party to any transaction that would be required to be reported pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.
     4.25 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     4.26 Environmental Laws. The Company (i) is in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
     4.27 Employment Matters. The Company is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours. All nonqualified deferred compensation plans maintained by the Company or any of its affiliates which plans are or have been subject to Section 409A of the Internal Revenue Code are and have at all time been in compliance in all material respects therewith.
     4.28 Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.29 Encumbered Securities. The Company will not object to and shall permit (except as prohibited by law) a Purchaser to pledge or grant a security interest in some or all of the Securities and/or Warrant Shares in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and/or Warrant Shares, and if required under the terms of such agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Purchaser to transfer pledged or secured Securities and/or Warrant Shares to the pledges or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities and/or Warrant Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities and/or Warrant Shares may reasonably request in connection with a pledge or transfer of the Securities and/or Warrant Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.29, the Company’s indemnification obligations pursuant to Section 10.1(b) shall not extend to any losses arising out of or related to this Section 4.29.
     4.30 Pre-Emptive Rights.
          (a) So long as a Purchaser holds at least 250,000 Shares (as adjusted for any stock splits, stock dividends, stock combinations, and similar events occurring after the Closing Date) (each such Purchaser, an “Eligible Purchaser”), such Eligible Purchaser shall have the right to participate in any offer and sale by the Company of any equity securities (any such offer and sale being referred to as a “Subsequent Placement”) up to such Eligible Purchaser’s Pro Rata Portion (as defined below) on the same terms, conditions and price provided for in the Subsequent Placement (the “Right of First Refusal”). For purposes of this Agreement, an “Eligible Purchaser’s Pro Rata Portion” shall mean the ratio that (x) the number of Shares issued at the Closing to the Eligible Purchaser, bears to (y) the aggregate number of Shares issued at the Closing to all of the Eligible Purchasers.
          (b) The Company shall deliver, at least ten Trading Days (as defined below) prior to the anticipated pricing of a Subsequent Placement, to each Eligible Purchaser, a written notice (the “Subsequent Financing Notice”) of any proposed Subsequent Placement, which Subsequent Financing Notice shall (i) identify and describe the securities being offered (the “Offered Securities”); (ii) describe in reasonable detail, if known, the price (or anticipated price range), the expected pricing date, the number or amount of Offered Securities proposed to be issued, sold or exchanged and other terms upon which the Offered Securities are to be issued, sold or exchanged; and (iii) offer to issue and sell to such Eligible Purchaser a portion of such Offered Securities equal to such Eligible Purchaser’s Pro Rata Portion (as amended in accordance with any additional notice provided under this Section 4.30(b), the “Offer”). For purposes of this Agreement, “Trading Day” shall mean a day that is not a weekend or holiday and the Nasdaq Capital Market (or subsequent principal securities exchange on which the

Company’s Common Stock is then traded) is not closed. Each Eligible Purchaser shall within five Trading Days of its receipt of the Subsequent Financing Notice provide written notice to the Company setting forth the portion of such Eligible Purchaser’s Pro Rata Portion of such Offered Securities that the Eligible Purchaser elects to purchase in the Subsequent Placement. Each Eligible Purchaser acknowledges that the Subsequent Financing Notice may not contain the price or other terms upon which the Offered Securities will ultimately be issued; provided that the Company shall deliver to the Eligible Purchaser written or oral notice of the price and other definitive terms of the Offered Securities and the deadline for acceptance of the Offer contemporaneously with, and in substantially the same form and manner as, all other purchasers of the Offered Securities. If the Company delivers additional notice of the definitive terms of the Offered Securities, an Eligible Purchaser which has properly delivered a notice to the Company within the five-Trading Day period after its receipt of the Subsequent Financing Notice may accept the Offer by providing the Company written or oral notice of such acceptance on or before the deadline established by the Company for all other purchasers of the Offered Securities.
          (c) The rights and obligations contained in this Section 4.30 shall not apply to: (i) shares of restricted stock, stock options or other stock awards granted to officers, directors, employees, advisors or consultants pursuant to the Company’s equity incentive plans approved by its Board of Directors; (ii) shares of capital stock issued by the Company upon the exercise or conversion of options or other stock awards outstanding immediately prior to the Closing or issued after the Closing in accordance with clause (i) of this Section 4.30(c); (iii) shares of capital stock issued by the Company upon the exercise or conversion of the Warrants or warrants to purchase capital stock of the Company or other convertible securities outstanding immediately prior to the Closing; (iv) securities issued after the Closing pursuant to license or co-promotion arrangements, equipment lease financing arrangements, credit agreements, debt financings, royalty interest financings or other commercial transactions approved by the Company’s Board of Directors; (v) securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by the Company’s Board of Directors; or (vi) securities issued in connection with any stock split, stock dividend, or recapitalization of the Company.
          (d) Notwithstanding anything to the contrary set forth in this Section 4.30, this Section 4.30 shall not prohibit the Company from consummating a Subsequent Placement if the Company has been advised, by an investment bank, underwriter, placement agent or other financial advisor that compliance with the terms of this Section 4.30 could reasonably be expected to jeopardize the ability of the Company to consummate such Subsequent Placement; provided, however, that, subject to the rules and regulations of the Commission or the Nasdaq Stock Market LLC, immediately following the consummation of such Subsequent Placement, each Eligible Purchaser shall have the right to purchase up to Eligible Purchaser’s Pro Rata Portion of the Offered Securities in such Subsequent Placement on the same terms, conditions and price provided for in the Subsequent Placement.
          (e) The Right of First Refusal granted under this Section 4.30 shall cease to apply, and shall terminate and be of no further force or effect, upon the earlier of (i) June 30, 2010 and (ii) the closing of a sale, lease, exclusive license or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than 50% of the voting power of the corporation or other entity surviving such transaction, provided that this Section 4.30(e) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.
          (f) Notwithstanding anything set forth herein, the Right of First Refusal granted under this Section 4.30 may be waived with respect to any Subsequent Placement for all Eligible Purchasers by the written consent of a majority in interest of the Eligible Purchasers.
SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.
     5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:
          (a) Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information such Purchaser deems relevant (including the Company Information) in making an informed decision to purchase the Securities.
          (b) Such Purchaser is acquiring the Securities pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities, except in compliance with Section 5.1(c).
          (c) Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.
          (d) Such Purchaser has, in connection with its decision to purchase the Securities, relied with respect to the Company and its affairs solely upon the Commission Documents and the representations and warranties of the Company contained herein.
          (e) Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.
          (f) Such Purchaser is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization. Such Purchaser has the requisite right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated by this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by Purchaser, this Agreement shall constitute a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally; and (ii) as limited by equitable principles generally, including any specific performance.
          (g) Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and, except as otherwise disclosed in writing to the Company in the Registration Statement Questionnaire executed by such Purchaser, is not affiliated with a registered broker dealer. The Purchaser is not party to any agreement for distribution of any of the Securities.
          (h) Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the Effective Date, the Stock Certificate Questionnaire and the Registration Statement Questionnaire for use in preparation of the Registration Statement, and the answers to the Stock Certificate Questionnaire and the Registration Statement Questionnaire are true and correct in all material respects as of the Effective Date and will be true and correct as of the Closing Date and the effective date of the Registration Statement; provided that such Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.
          (i) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of sixty-five million two hundred thousand dollars ($65,200,000), calculated pursuant to the HSR Act.
     5.2 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that such Purchaser has not engaged and will not engage in any short sales of the Company’s Common Stock prior to the effectiveness of the Registration Statement (either directly or indirectly through an affiliate, agent or representative).
     5.3 Each Purchaser, severally and not jointly, understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
     5.4 Legends. It is understood that the Shares, the Warrant and the Warrant Shares may bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
          In addition, stock certificates representing the Securities or the Warrant Shares may contain:
          (a) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations;
          (b) Any legend required by the blue sky laws of any other state to the extent such laws are applicable to the sale of such Securities or Warrant Shares hereunder; and
          (c) A legend regarding affiliate status, if applicable.
     Notwithstanding the foregoing, certificates evidencing Securities or the Warrant Shares shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of the Securities or the Warrant Shares is effective under the Securities Act, (ii) following any sale of such Securities and/or Warrant Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities and/or the Warrant Shares can be sold under Rule 144, (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities and/or the Warrant Shares are eligible for sale under Rule 144 in a three-month period, or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the staff of the Commission). Upon the occurrence of any of the events set forth in (i) — (iv) above, the Company shall, or shall cause its counsel to, issue a legal opinion or instruction letter to that effect to its transfer agent upon the effective date of the Registration Statement. Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for certain Securities and/or Warrant Shares, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the transfer agent of (i) a legended certificate representing such Securities and/or warrant shares, and (ii) an opinion of counsel to the extent required pursuant to Section 8.4, deliver or cause to be delivered to such Purchaser a certificate representing such Securities and/or Warrant Shares that is free from all restrictive and other legends, or shall cause uncertificated Securities and/or Warrant Shares to be credited to such Purchaser’s account. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 5.4.
     If within three Trading Days after the Company’s receipt of a legended certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above, the Company shall fail to issue and deliver to such Purchaser a certificate representing such Securities and/or Warrant Shares that is free from all restrictive and other legends, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Purchaser’s request, pay cash to the Purchaser in an amount equal to the excess (if any) of the Purchaser’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (i) and (ii) of the paragraph immediately above.
     5.5 Restricted Securities. Purchaser understands that the Securities and the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act (“Rule 144”), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.
     The Company’s obligation to complete the sale and issuance of the Securities and deliver Securities to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:
     6.1 Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Purchaser at the Closing as set forth in the Schedule of Purchasers.

     6.2 Representations and Warranties. The representations and warranties made by each Purchaser in Section 5 hereof shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality which shall be true and correct in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date.
     6.3 Receipt of Executed Documents. Each Purchaser shall have executed and delivered to the Company the Stock Certificate Questionnaire and the Registration Statement Questionnaire.
     6.4 Nasdaq Approval. The Shares and the Warrant Shares shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.
SECTION 7. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSING.
     Each Purchaser’s obligation to accept delivery of the Securities being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers and to pay for such Securities shall be subject to the following conditions to the extent not waived by such Purchaser:
     7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except for such representations and warranties that are qualified as to materiality which shall be true and correct in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date.
     7.2 Legal Opinion. The Purchasers shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, in the form agreed upon by the Purchasers and Latham & Watkins LLP.
     7.3 Certificate. Each Purchaser shall have received a certificate signed by the Company’s Chief Executive Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects (except for such representations and warranties that are qualified as to materiality which shall be true and correct in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.
     7.4 Good Standing. The Company is validly existing as a corporation in good standing under the laws of Delaware.
     7.5 Nasdaq Approval. The Shares and the Warrant Shares shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.
     7.6 Minimum Investment. The Purchasers shall agree to purchase hereunder Common Stock and Warrants for an aggregate purchase price of at least $5,000,000.

     7.7 Material Adverse Effect. No Company Material Adverse Effect shall have occurred.
SECTION 8. REGISTRATION OF THE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.
     8.1 Registration Procedures and Expenses.
          (a) Except during a Suspension (as defined below), the Company will, subject to receipt of necessary information from the Purchasers:
          (i) as soon as practicable, but in any event no later than the 30th day after the Closing Date, prepare and file with the Commission a registration statement on Form S-3 or other applicable form available to the Company (the “Initial Registration Statement”) covering the resale of the Shares and the Warrant Shares of each Purchaser that has complied with Section 8.5 (or such other number of Shares and Warrant Shares as a majority in interest of the Purchasers shall direct the Company to register), together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser (the “Registrable Securities”); provided, however, that in the event that the Commission takes the position that the offering of some or all or the applicable Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or requires any Purchaser to be named as an “underwriter” (the “Staff Interpretation”) (provided that, the Company shall use reasonable best efforts to persuade the staff of the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter,” to the extent the same is in fact true), then the Company will use reasonable best efforts to file such additional Registration Statements (the “Subsequent Registration Statements,” together with the Initial Registration Statement, the “Registration Statements”) promptly after the earliest date on which the Company is able to persuade the Commission that the Staff Interpretation does not apply to such Subsequent Registration Statement (the “Subsequent Filing Dates”). If the Commission sets forth a limitation on the number of Registrable Securities to be registered on a particular Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities represented by Warrant Shares on a pro rata basis based on the total number of unregistered Warrant Shares held by such Purchasers on a fully diluted basis, and second by the Registrable Securities represented by Shares on a pro rata basis based on the total number of unregistered Shares held by such Purchasers. Registrable Securities of any Purchaser will cease to be Registrable Securities when they can be sold pursuant to Rule 144 without volume or manner of sales limitations or when such securities have been sold under an effective Registration Statement.

          (ii) use reasonable best efforts to cause (A) the Initial Registration Statement, as amended, to become effective under the Securities Act as soon as practicable after the Initial Registration Statement is filed by the Company, but in any event no later than 4:00 p.m. Eastern Time on the 60th day after the filing of the Initial Registration Statement, or if the Initial Registration Statement is reviewed by the Commission, on the 90th day thereafter and (B) any Subsequent Registration Statements, as amended, which may be required to be filed hereunder pursuant to Section 8.1(a)(i) to become effective under the Securities Act as soon as practicable but in any event no later than 4:00 p.m. Eastern Time on the 60th day after such Subsequent Filing Date, or if such Subsequent Registration Statement is reviewed by the Commission, on the 90th day after such Subsequent Filing Date (each, its “Required Effective Date”) provided that, upon notification by the Commission that a Registration Statement will not be reviewed, the Company shall request acceleration of such Registration Statement such that it becomes effective within five (5) Trading Days after receipt of such notice;
          (iii) use reasonable best efforts to cause any prospectus used in connection with any Registration Statement (a “Prospectus”) to be filed with the Commission pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m. Eastern Time the next Trading Day following the date such Registration Statement is declared effective by the Commission;
          (iv) use its reasonable best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statements and any Prospectus used in connection therewith (A) as may be necessary to keep such Registration Statements continuously effective until the earlier of (1) the second anniversary of the Closing Date, (2) such time as all Registrable Securities have been sold pursuant to such Registration Statements, or (3) the date on which all of the Shares and Warrant Shares may be resold by each of the Purchasers without registration pursuant to Rule 144 without volume or manner of sale limitations and (B) as may be reasonably requested by a Purchaser in order to incorporate information concerning such Purchaser or such Purchaser’s intended method of distribution;
          (v) so long as any Registration Statement is effective covering the resale of Registrable Securities owned by the Purchasers, furnish to each Purchaser with respect to the Registrable Securities registered under such Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of Prospectuses and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations;
          (vi) use commercially reasonable efforts to file documents required of the Company for offer and sale of the Registrable Securities under the Blue Sky clearance in any states specified in writing by any of the Purchasers and to keep such registration, qualification or exemption effective for so long as required, but not longer than the time period set forth in Section 8.1(a)(iv); provided, however, that the Company shall not be required to qualify to do business generally in any jurisdiction in which the Company is not now so qualified;
          (vii) bear all expenses in connection with the procedures in paragraphs (i) through (vi) of this Section 8.1(a) and the registration of the Registrable Securities pursuant to the Registration Statements, other than fees and expenses, if any, of counsel (except as provided by Section 12.9 below) or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any, in connection with an underwritten offering of the Registrable Securities;
          (viii) use reasonable best efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statements or any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof;
          (ix) furnish to each Purchaser, two Trading Days after the date that any Registration Statement becomes effective, a letter, dated such date, of outside counsel representing the Company addressed to such Purchaser, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order;
          (x) provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part, provided, that in the case of this clause (x), the Company shall not be required to provide, and shall not provide, any Purchaser with material, non-public information unless such Purchaser agrees to receive such information and enters into an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information;
          (xi) not less than three Trading Days prior to the filing of a Registration Statement and not less than two Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto or, in the case of comments made by the staff of the Commission and the Company’s responses thereto, within a reasonable period of time following the receipt thereof by the Company, furnish to each Purchaser copies of all such documents proposed to be filed or copies of such correspondence from and to the Commission relating to such Registration Statement, as the case may be, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers. The Company shall reflect in each such document when so filed with the Commission such comments relating to such Purchaser and its plan of distribution of Registrable Securities as such Purchaser may reasonably propose; provided, however, that such comments from such Purchaser must be received by the Company no later than one Trading Day prior to the filing of such document with the Commission. Notwithstanding any other provision of this Agreement, the Company will have no obligation to deliver or make available to any Purchaser any Registration Statement or Prospectus containing any material, nonpublic information unless such Purchaser specifically consents in advance in writing to receive such material, nonpublic information and such Purchaser has executed an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information;
          (xii) Notify the Purchasers as promptly as reasonably possible, and if requested by the Purchasers, confirm such notice in writing no later than five Trading Days thereafter, of any of the following events: (i) the Commission notifies the Company in writing whether there will be a “review” of any Registration Statement; (ii) any Registration Statement or any post-effective amendment is declared effective; (iii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any proceedings for that purpose; (iv) the Company receives written notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (v) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, subject to Section 8.1(b) below, if such an event occurs, as promptly as reasonably possible, the Company shall prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
          (xiii) The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

          (b) The Company shall be permitted after the Initial Registration Statement’s Required Effective Date, to suspend for one or more periods (each such period, a “Suspension”) the actions required under Sections 8.1(a)(i) through (vi) and the use of a Prospectus forming a part of a Registration Statement to the extent that the Company is engaged in a material merger, acquisition, sale, licensing, partnering, collaboration or other similar transaction and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of a notice of Suspension, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than thirty days and no suspension or suspensions shall be for an aggregate in any 365-day period of longer than sixty days. Immediately after the end of any Suspension, the Company shall take all reasonably necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
          (c) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (1) the second anniversary of the Closing Date, (2) six months after such date as all of the Purchasers’ Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144(b) or any other rule of similar effect or (3) such date as all of the Purchasers’ Registrable Securities shall have been resold; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (C) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, except to the extent that such documents are available from the Commission on its EDGAR website, and (3) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.
     8.2 Delay in Effectiveness of Registration Statement. If a Registration Statement is not declared effective by the Commission on or prior to its Required Effective Date, then, in addition to any other rights available to the Purchasers, on each such Required Effective Date and on each monthly anniversary of each such Required Effective Date (if the Registration Statement shall not have been declared effective by the Commission by such date) until the Registration Statement has been declared effective by the Commission, the Company shall pay to each

Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that the Company will not be liable for liquidated damages under this Section 8.2 in respect of the Warrants or the Warrant Shares. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the Registration Statement being declared effective by the Commission; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.2 shall not exceed 8% of the aggregate purchase price of the Shares purchased by such Purchaser pursuant to this Agreement. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the Registration Statement not being declared effective by the Commission on or prior to its Required Effective Date. Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due in respect of the failure to have any Registration Statement declared effective on the Required Effective Date in the event that such failure results from (i) the Commission specifically prohibiting the use of such Registration Statement to register the Registrable Securities, provided that the Company is complying with its obligations pursuant to Section 8.1(a)(i) or (ii) a breach by the Purchaser of its obligations under this Agreement.
     8.3 Maintenance of Effectiveness of Registration Statement; Listing on Permitted Securities Exchange. If at any time after a Registration Statement is declared effective by the Commission, (i) sales cannot be made thereunder due to the failure of the Company to maintain the effectiveness of such Registration Statement (other than during a permissible Suspension), or (ii) the Common Stock is not listed or included for quotation on the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange or the American Stock Exchange (each, a “Permitted Securities Exchange”), in each case for a period of longer than 10 days, or for an aggregate in any 365-day period of longer than 30 days (each such period, a “Maintenance Period” and the final day of each such period, a “Maintenance Date”), then, in addition to any other rights available to the Purchasers, on each such Maintenance Date and on each successive Maintenance Date, (A) until the Registration Statement has been declared effective by the Commission (if the Registration Statement shall not have been declared effective by the Commission by such date), or (B) until the Common Stock is listed or included for quotation on a Permitted Securities Exchange (if the Common Stock is not listed or included for quotation on a Permitted Securities Exchange), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that the Company will not be liable for liquidated damages under this Section 8.3 in respect of the Warrants or the Warrant Shares. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a Maintenance Period prior to the Registration Statement being declared effective by the Commission or prior to the Common Stock being listed or included for quotation on a Permitted Securities Exchange, as the case may be; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.3 shall not exceed, per calendar year, 8% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the failure of the Company to maintain for any Maintenance Period the effectiveness of such Registration Statement (other than during a permissible Suspension), or for the failure of the Common Stock to be listed or included for quotation on a Permitted Securities Exchange for any Maintenance Period. Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due to a Purchaser in respect of the failure to maintain the effectiveness of any Registration Statement for any Maintenance Period or the failure of the Common Stock to be listed or included for quotation on a Permitted Securities Exchange for any Maintenance Period in the event that such failure results from (i) the Commission specifically prohibiting the use of such Registration Statement to register the Registrable Securities, provided that the Company is complying with its obligations pursuant to Section 8.1(a)(i) or (ii) a breach by such Purchaser of its obligations under this Agreement.
     8.4 Restrictions on Transferability.
          (a) Each Purchaser agrees that it will not effect any disposition of the Securities or the Warrant Shares or its right to purchase the Securities or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as contemplated in the Registration Statement referred to in Section 8.1 above, (ii) pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser’s compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration under Section 5 of the Securities Act is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities or the Warrant Shares by a Purchaser to an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser, provided that the transferee (i) certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) does not request any removal of any existing legends on any certificate evidencing the Securities or the Warrant Shares, and (iii) agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.” Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 5.4.
          (b) Each Purchaser hereby covenants that such Purchaser will not sell any Securities or Warrant Shares pursuant to any Prospectus during a Suspension.
          (c) None of the Securities or Warrant Shares shall be transferable except upon the conditions specified in this Section 8, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Securities or Warrant Shares held by such Purchaser to agree to take and hold such Securities or Warrant Shares subject to the provisions and upon the conditions specified in this Section 8 if and to the extent that such Securities continue to be restricted securities in the hands of the transferee. In the case of a partnership distribution by any Purchaser, the foregoing agreement may be evidenced by a unilateral instruction letter or similar notice provided by the Purchaser to each transferee referencing this Agreement and informing the transferee that, by accepting the distribution of the Securities or the Warrant Shares, the transferee will be subject to the provisions and conditions specified in this Section 8 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee.
          (d) Each Purchaser covenants that such Purchaser will sell or transfer any Securities and Warrant Shares in accordance with the applicable Registration Statement (to the extent such Purchaser is not relying on clauses (ii) or (iii) of Section 8.4(a) hereof), the Securities Act, applicable state securities laws and, to the extent the exemption from prospectus delivery requirements in Rule 172 under the Securities Act is not available, the requirement of delivering a current prospectus in connection with any proposed transfer or sale of the Securities or Warrant Shares; provided however, notwithstanding anything to the contrary herein, in no event shall the Purchaser be liable for any violation of such laws, rules or regulations to the extent such violation results from a breach by the Company of any representation, warranty or covenant of the Company in any Transaction Document or the failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser.
     8.5 Furnish Information. It shall be a condition to the Company’s obligations to take any action under this Agreement with respect to the registration of a Purchaser’s Registrable Securities that such Purchaser shall promptly furnish to the Company, upon request, such reasonable and customary information regarding itself, such Purchaser’s Registrable Securities, and the intended method of disposition of such Registrable Securities. In connection therewith, each Purchaser shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.
SECTION 9. BROKER’S FEE.
     The Company and each Purchaser (severally and not jointly) hereby agree to indemnify the other party for any compensation required to be paid by such other party to any brokers or finders entitled to compensation as a result of any action or inaction of the indemnifying party in connection with the sale of the Securities.
SECTION 10. INDEMNIFICATION AND CONTRIBUTION
     10.1 (a) For purposes of this Section 10 only:
               (i) the term “Purchaser” shall include the Purchaser and each of its partners, each person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;
               (ii) the term “Prospectus” shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and
               (iii) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement.
          (b) The Company agrees to indemnify and hold harmless each of the Purchasers against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or Prospectus; (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; (iii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in the Transaction Documents; or (iv) arise out of any failure of the Company to perform its obligations under any Transaction Document, and will reimburse each Purchaser for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus in reliance upon (and prior to the furnishing by the Purchaser of corrective information to the Company) and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 8.4 above respecting sale of the Securities or Warrant Shares unless such failure by such Purchaser results from a breach by the Company of any representation, warranty or covenant of the Company in any Transaction Document or is caused by the Company’s failure to provide proper written notice of a Suspension to such Purchaser; or (iii) the inaccuracy of any representations made by such Purchaser herein.
          (c) Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 8.4 above respecting the sale of the Securities or the Warrant Shares unless such failure by such Purchaser results from a breach by the Company of any representation, warranty or covenant of the Company in any Transaction Document or is caused by the Company’s failure to provide proper written notice of a Suspension to such Purchaser; (ii) the inaccuracy of any representation made by such Purchaser herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement or Prospectus in reliance upon (and prior to the furnishing by the Purchaser of corrective information to the Company) and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.
          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party, in the defense of any claim covered by this Section 10, shall, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim. The indemnifying party shall not be liable for any settlement effected without its written consent, which consent shall not be unreasonably withheld. All reasonable fees and expenses of the indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the indemnified party, as incurred, within 20 Trading Days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).
          (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or each Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Securities to which such loss relates and not joint.

          (f) Notwithstanding the foregoing or anything to the contrary contained herein, no Purchaser will be liable for any losses, claims, damages, liabilities or expenses (or actions in respect thereof) in excess of the net amount received by such Purchaser from the sale of the Registrable Securities giving rise to such indemnification obligation.
          (g) Except as otherwise required by law, the parties hereto agree to treat any indemnification payments (including the amount of any contributions) made pursuant to this Section 10, and any liquidated damages payments made pursuant to Section 8.2 or 8.3 of this Agreement, as an adjustment to the purchase price for income tax purposes. Any indemnification payment or liquidated damages payment treated as an adjustment to the purchase price shall be reflected as an adjustment to the consideration allocated to the Warrants or Shares, as applicable, and if any such adjustment does not relate specifically to either the Warrants or Shares, such adjustment shall be allocated among the Warrants and Shares pro rata in proportion to the purchase price paid in respect of such Warrants and Shares.
SECTION 11. NOTICES.
     All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:
          (a) if to the Company, to:
Somaxon Pharmaceuticals, Inc.
3830 Valley Centre Drive, Suite 705-461
San Diego, California 92130
Attention: Richard W. Pascoe, Chief Executive Officer
Facsimile: (858) 509-1761
E-Mail: rwpascoe@somaxon.com
     with a copy to (which shall not constitute notice):
Somaxon Pharmaceuticals, Inc.
3830 Valley Centre Drive, Suite 705-461
San Diego, California 92130
Attn: Matthew W. Onaitis, General Counsel
Fax: (858) 509-1761
Email: monaitis@somaxon.com, and
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attn: Cheston J. Larson, Esquire
Fax: (858) 523-5450
Email: cheston.larson@lw.com

     or to such other person at such other place as the Company shall designate to the Purchasers in writing; and
          (b) if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.
SECTION 12. MISCELLANEOUS.
     12.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and each of the Purchasers, or, in the case of a waiver, by the party against whom enforcement of the waiver is sought. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Purchasers under Section 8 may be given by Purchasers holding at least a majority of the then-outstanding Shares and Warrant Shares (assuming the exercise of the then-outstanding Warrants) that are Registrable Securities to which such waiver relates.
     12.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     12.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provisions in this Agreement.
     12.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or any other Transaction Document, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
     12.5 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any principles of conflict of laws that would result in the application of any law other than the laws of the State of New York.
     12.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
     12.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, provided, however, that the Company may assign this Agreement without the prior written consent of the Purchasers to the acquirer of all or substantially all of its assets, or to its successor entity or acquirer in the event of a merger, consolidation or change in control of the Company. Any Purchaser may assign its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Securities or Warrant Shares, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
     12.8 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.
     12.9 Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby, including fees of legal counsel; provided, however, that in the event the Closing occurs, the Company shall pay the reasonable and documented legal fees and expenses of

Ropes & Gray LLP, special counsel to the Purchasers, such fees and expenses not to exceed $100,000 in the aggregate, and if such fees and expenses are less than $100,000 in the aggregate, the Company shall pay the reasonable and documented legal fees and expenses of any other counsel to any Purchaser, provided that in no event shall the Company be obligated to pay amounts in excess of $100,000 in the aggregate.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

SOMAXON PHARMACEUTICALS, INC.

By:	/s/ Richard W. Pascoe
Name:	Richard W. Pascoe
Title:	President and Chief Executive Officer
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
Prospect Venture Partners III, L.P.
Name of Individual representing Investor (if an Institution):
Dave Markland
Title of Individual representing Investor (if an Institution):
CFO & Administrative Parnter
Signature by Individual Investor or Individual Representing Investor:

/s/ Dave Markland, Attorney-In-Fact

Address:	435 Tasso Street, Suite 200
Palo Alto, CA 94301

Telephone	(650) 327-8800

Telecopier:	(650) 324-8838

e-mail:	dmarkland@prospectventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
425,531	425,531	$1.05	$0.125	$499,998.93
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
BAVP, LP
Name of Individual representing Investor (if an Institution):
Louis C. Bock
Title of Individual representing Investor (if an Institution):
BAVP, LP
By: Scale Venture Management I, LLC
Its general partner
Name: Louis C. Bock
Title: Managing Director
Signature by Individual Investor or Individual Representing Investor:

/s/ Louis C. Bock

Address:	950 Tower Lane, Suite 700
Foster City, CA 94404

Telephone:	(650) 378-6068

Telecopier:	(650) 378-6040

e-mail:	Lou@scalevp.com

Shares to be	Warrants to be	Price Per Share in	Price Per Warrant
Purchased	Purchased	Dollars	in Dollars	Aggregate Price
510,638	510,638	$1.05	$0.125	$599,999.65
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
MVA Investors LLC
Name of Individual representing Investor (if an Institution):
Christopher Fuglesang
Title of Individual representing Investor (if an Institution):
Member and President
Signature by Individual Investor or Individual Representing Investor:

/s/ C. Fuglesang

Address:	991-C Lomas Santa Fe, 411
Solana Beach, CA 92075

Telephone:	(858) 400-3114

Telecopier:

e-mail:	cfuglesang@tavistock.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
305,106	305,106	$1.05	$0.125	$358,499.55
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
Boxer Capital LLC
Name of Individual representing Investor (if an Institution):
Christopher Fuglesang
Title of Individual representing Investor (if an Institution):
Member
Signature by Individual Investor or Individual Representing Investor:

/s/ C. Fuglesang

Address:	991-C Lomas Santa Fe, 411
Solana Beach, CA 92075

Telephone:	(858) 400-3114

Telecopier:

e-mail:	cfuglesang@tavistock.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
971,489	971,489	$1.05	$0.125	$1,141,499.58
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
E&M RP Trust
Name of Individual representing Investor (if an Institution):
Edmund H. Shea, Jr.
Title of Individual representing Investor (if an Institution):
Manager
Signature by Individual Investor or Individual Representing Investor:

/s/ Edmund H. Shea, Jr.

Address:	655 Brea Canyon Road
Walnut, CA 91789

Telephone:	(909) 594-0924

Telecopier:

e-mail:

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
255,319	255,319	$1.05	$0.125	$299,999.83
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
Freidenrich Family Trust
Name of Individual representing Investor (if an Institution):
John Freidenrich
Title of Individual representing Investor (if an Institution):
Trustee
Signature by Individual Investor or Individual Representing Investor:

/s/ John Freidenrich

Address:	300 Hamilton Ave., 4th Floor
Palo Alto, CA 94301

Telephone:	(650) 838-1030

Telecopier:	(650) 328-8044

e-mail:

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
170,212	170,212	$1.05	$0.125	$199,999.10
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Print or Type:
Name of Investor (Individual or Institution):
Konrad Hans von Emster III & Elizabeth F. von Emster
Revocable Trust Dated January 18, 2005
Name of Individual representing Investor (if an Institution):
Konrad H. von Emster III & Elizabeth F. von Emster
Title of Individual representing Investor (if an Institution):
Trustees
Signature by Individual Investor or Individual Representing Investor:
/s/ Konrad Hans von Emster III and Elizabeth F. von Emster

Address:	1647 Ralston Ave.
Belmont, CA 94002

Telephone:	(650) 591-4646

Telecopier:	(650) 591-5646

e-mail:

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
42,553	42,553	$1.05	$0.125	$49,999.78
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MPM BIOVENTURES III, L.P.
By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By: /s/ Kurt Wheeler
Name: Kurt Wheeler
Title: Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

Telephone:	(617) 425-9200

Telecopier:	(617) 425-9201

e-mail:	kwheeler@clarusventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
71,553	71,553	$1.05	$0.125	$84,074.78
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MPM BIOVENTURES III-QP, L.P.
By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By: /s/ Kurt Wheeler
Name: Kurt Wheeler
Title: Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

Telephone:	(617) 425-9200

Telecopier:	(617) 425-9201

e-mail:	kwheeler@clarusventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
1,064,125	1,064,125	$1.05	$0.125	$1,250,346.88
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG
By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By: /s/ Kurt Wheeler
Name: Kurt Wheeler
Title: Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

Telephone:	(617) 425-9200

Telecopier:	(617) 425-9201

e-mail:	kwheeler@clarusventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
89,923	89,923	$1.05	$0.125	$105,659.53
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MPM BIOVENTURES III PARALLEL FUND, L.P.
By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By: /s/ Kurt Wheeler
Name: Kurt Wheeler
Title: Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

Telephone:	(617) 425-9200

Telecopier:	(617) 425-9201

e-mail:	kwheeler@clarusventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
32,144	32,144	$1.05	$0.125	$37,769.20
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC

By: /s/ Kurt Wheeler
Name: Kurt Wheeler
Title: Manager

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

Telephone:	(617) 425-9200

Telecopier:	(617) 425-9201

e-mail:	kwheeler@clarusventures.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
18,848	18,848	$1.05	$0.125	$22,146.40
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
DOMAIN PARTNERS VI, L.P.
By: One Palmer Square Associates VI, L.L.C.,
its General Partner

By: /s/ Kathleen K. Schoemaker
Name: Kathleen K. Schoemaker
Title: Managing Member

Address:	One Palmer Square, Suite 515
Princeton, NJ 08542

Telephone:	(609) 683-5656

Telecopier:	(609) 683-4581

e-mail:	schoemaker@domainvc.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
294,714	294,714	$1.05	$0.125	$346,288.95
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
DP VI ASSOCIATES, L.P.
By: One Palmer Square Associates VI, L.L.C.,
its General Partner

By: /s/ Kathleen K. Schoemaker
Name: Kathleen K. Schoemaker
Title: Managing Member

Address:	One Palmer Square, Suite 515
Princeton, NJ 08542

Telephone:	(609) 683-5656

Telecopier:	(609) 683-4581

e-mail:	schoemaker@domainvc.com

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
3,158	3,158	$1.05	$0.125	$3,710.65
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MONTREUX EQUITY PARTNERS II SBIC, LP
By: Montreux Equity Management II SBIC, LLC,
its General Partner

By: /s/ Daniel K. Turner
Name: Daniel K. Turner III
Title: Managing Member

Address:	3000 Sand Hill Road, Building 1, Suite 260
Menlo Park, CA 94025

Telephone:

Telecopier:

e-mail:

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
425,531	425,531	$1.05	$0.125	$499,998.93
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

PURCHASER:
MONTREUX EQUITY PARTNERS III SBIC, LP
By: Montreux Equity Management III SBIC, LLC,
its General Partner

By: /s/ Daniel K. Turner
Name: Daniel K. Turner III
Title: Managing Member

Address:	3000 Sand Hill Road, Building 1, Suite 260
Menlo Park, CA 94025

Telephone:

Telecopier:

e-mail:

			Price Per
Shares to be	Warrants to be	Price Per Share in	Warrant in
Purchased	Purchased	Dollars	Dollars	Aggregate Price
425,531	425,531	$1.05	$0.125	$499,998.93
SIGNATURE PAGE TO
SECURITIES PURCHASE AGREEMENT

EXHIBIT A
SCHEDULE OF PURCHASERS

					Aggregate
		Aggregate		Aggregate	Purchase
		Purchase		Purchase	Price of
	Number of	Price of	Number of	Price of	Warrants
Name and Address	Shares	Shares	Warrants	Warrants	and Shares
MPM BioVentures III, L.P. 200 Clarendon Street, 54th Floor, Boston, MA 02116	71,553	$75,130.65	71,553	$8,944.13	$84,074.78

MPM Bioventures III-QP, L.P. 200 Clarendon Street, 54th Floor, Boston, MA 02116	1,064,125	$1,117,331.25	1,064,125	$133,015.63	$1,250,346.88

MPM Bioventures III GMBH & Co. Beteiligungs KG 200 Clarendon Street, 54th Floor, Boston, MA 02116	89,923	$94,419.15	89,923	$11,240.38	$105,659.53

MPM Bioventures III Parallel Fund, L.P. 200 Clarendon Street, 54th Floor, Boston, MA 02116	32,144	$33,751.20	32,144	$4,018.00	$37,769.20

MPM Asset Management Investors 2005 BVIII LLC 200 Clarendon Street, 54th Floor, Boston, MA 02116	18,848	$19,790.40	18,848	$2,356.00	$22,146.40

MVA Investors LLC 445 Marine View Ave., Suite 100 Del Mar, CA 92014	305,106	$320,361.30	305,106	$38,138.25	$358,499.55

Boxer Capital LLC 445 Marine View Ave., Suite 100 Del Mar, CA 92014	971,489	$1,020,063.45	971,489	$121,436.13	$1,141,499.58

					Aggregate
		Aggregate		Aggregate	Purchase
		Purchase		Purchase	Price of
	Number of	Price of	Number of	Price of	Warrants
Name and Address	Shares	Shares	Warrants	Warrants	and Shares
Montreux Equity Partners II SBIC, LP 3000 Sand Hill Road, Building 1, Suite 260, Menlo Park, CA 94025	425,531	$446,807.55	425,531	$53,191.38	$499,998.93

Montreux Equity Partners III SBIC, LP 3000 Sand Hill Road, Building 1, Suite 260, Menlo Park, CA 94025	425,531	$446,807.55	425,531	$53,191.38	$499,998.93

BAVP, LP 950 Tower Lane, Suite 700, Foster City, CA 94404	510,638	$536,169.90	510,638	$63,829.75	$599,999.65

Prospect Venture Partners III, L.P. 435 Tasso Street, Suite 200, Palo Alto, CA 94301	425,531	$446,807.55	425,531	$53,191.38	$499,998.93

Domain Partners VI, L.P. One Palmer Square, Suite 515, Princeton, NJ 08542	294,714	$309,449.70	294,714	$36,839.25	$346,288.95

DP VI Associates, L.P. One Palmer Square, Suite 515, Princeton, NJ 08542	3,158	$3,315.90	3,158	$394.75	$3,710.65

Konrad Hans von Emster III and Elizabeth F von Emster Revocable Trust Dated January 18, 2005 1647 Ralston Ave, Belmont, CA 94002	42,553	$44,680.65	42,553	$5,319.13	$49,999.78

Freidenrich Family Trust 300 Hamilton Ave., 4th Floor, Palo Alto, CA 94301	170,212	$178,722.60	170,212	$21,276.50	$199,999.10

					Aggregate
		Aggregate		Aggregate	Purchase
		Purchase		Purchase	Price of
	Number of	Price of	Number of	Price of	Warrants
Name and Address	Shares	Shares	Warrants	Warrants	and Shares
E & M RP Trust 655 Brea Canyon Rd, Walnut, CA 91789	255,319	$268,084.95	255,319	$31,914.88	$299,999.83

Total	5,106,375	$5,361,693.75	5,106,375	$638,297.88	$5,999,990.63

EXHIBIT B
FORM OF WARRANT

B-1

EXHIBIT C
STOCK CERTIFICATE QUESTIONNAIRE
Pursuant to Section 5 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investors and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.
The number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

6.
The number of warrants that you or your organization will own immediately after Closing, including those Warrants purchased by you or your organization pursuant to this Purchase Agreement and those warrants purchased by you or your organization through other transactions:

C-1

EXHIBIT D
REGISTRATION STATEMENT QUESTIONNAIRE
In connection with the preparation of the Registration Statement, please provide us with the following information:
Plan of Distribution
Attached as Exhibit D-I hereto is a draft of the “Plan of Distribution” section of the Registration Statement. Do you propose to offer or sell any Shares of Common Stock to be registered on the Registration Statement by means other than those described in Exhibit D-I?
          ☐ Yes                ☐ No
If “yes”, please describe the manner in which you propose to offer or sell such Shares of Common Stock:

Selling Stockholders
Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

Exhibit D

1

Please provide the number of warrants that you or your organization will own immediately after Closing, including those Warrants purchased by you or your organization pursuant to this Purchase Agreement and warrants purchased by you or your organization through other transactions:

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?
          ☐ Yes                ☐ No
If yes, please indicate the nature of any such relationships below:

Are you (i) a FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of a FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; (v) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (vi) have you made any outstanding subordinated loans to any FINRA Member?
Answer: ☐ Yes ☐ No If “yes” to any of such questions, please identify the question and describe below:

FINRA Member. The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (“FINRA”). (FINRA Manual, By-laws Article I, Definitions)
Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)
Exhibit D

2

Person Associated with a member of the FINRA. The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its by-laws. (FINRA Manual, By-laws Article I, Definitions)
Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (FINRA Interpretation)
Exhibit D

3

EXHIBIT D-1
FORM OF PLAN OF DISTRIBUTION
     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors—in—interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
     The selling stockholders may use any one or more of the following methods when disposing of shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.
     The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling stockholders are not obligated to, and
Exhibit D-1

1

there is no assurance that the selling stockholders will, sell all or any of the shares we are registering. The selling stockholders may transfer, devise or gift such shares by other means not described in this prospectus.
     In connection with the sale of our shares, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction to the extent required by law).
     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.
     Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.
     The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.
     The selling stockholders, broker-dealers or agents that participate in the sale of the common stock may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the
Exhibit D-1

2

prospectus delivery requirements of the Securities Act. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.
     The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of any of their secured obligations, the pledgees or secured parties may offer and sell the shares from time to time under this prospectus as it may be supplemented from time to time, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
     To the extent required, the shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
     The anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.
     We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) July 8, 2011, (2) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, or (3) the date on which all of the shares may be sold pursuant to Rule 144 of the Securities Act.
Exhibit D-1

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